UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2024

Cohen & Company Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on June 25, 2007, Cohen & Company Inc. (formerly Alesco Financial Inc.), a Maryland corporation (the “Company”), entered into the Junior Subordinated Indenture (the “Indenture”), by and between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”), pursuant to which the Company issued an aggregate of $28,995,000 of the Company’s Junior Subordinated Notes, which mature on July 30, 2037 (the “Notes”), in a private placement under Rule 144A under the Securities Act of 1933, as amended.

On January 26, 2024, the Company and the Trustee entered into Supplemental Indenture No. 1 to Junior Subordinated Indenture (the “Supplemental Indenture”), which amended the Indenture to provide that the benchmark to determine the interest rates applicable to the Notes will be based on the Secured Overnight Financing Rate (SOFR), as provided in the Adjustable Interest Rate (LIBOR) Act. Prior to the execution of the Supplemental Indenture, the benchmark to determine the interest rates applicable to the Notes under the Indenture was based on the London Interbank Offered Rate (“LIBOR”). The Supplemental Indenture was made effective as of July 1, 2023, the first date following the cessation of the publication of LIBOR. Except as described herein, no other changes were made to the Indenture pursuant to the Supplemental Indenture.

The foregoing description of the Supplemental Indenture is not complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated in this Item 4.1 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1*	Supplemental Indenture No. 1 to Junior Subordinated Indenture, dated January 26, 2024, by and between Cohen & Company Inc. and Wells Fargo Bank, N.A.

104	Cover Page Interactive Data File (Embedded within the inline XBRL document).

* Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: January 29, 2024	By:	/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer